UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PROCORE TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

PROCORE TECHNOLOGIES, INC.

Important Notice Regarding the Availability

of Proxy Materials

2023 Annual Meeting of Stockholders to be held on

June 7, 2023 at 9:00 AM Pacific Time

For Stockholders of record as of the close of business on

April 13, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, including the proxy statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and to obtain instructions to attend the meeting, go to: www.proxydocs.com/PCOR.

To vote your proxy while visiting this site, you will need the 12-digit control number set forth in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper copy. Proxy materials can be distributed by making them available on the Internet.

CONTROL NUMBER:

For a convenient way to view proxy materials and information on how to vote go to www.proxydocs.com/PCOR

Have the 12-digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 26, 2023.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/PCOR	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12-digit control number located in the shaded box above	* If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

PROCORE TECHNOLOGIES, INC.

Meeting Type: Annual Meeting of Stockholders
Date: Wednesday, June 7, 2023
Time: 9:00 AM, Pacific Time
Place: Annual Meeting to be held virtually, via live webcast over the Internet. Please visit www.proxydocs.com/PCOR for more details.

To attend the Annual Meeting you must register by June 6, 2023, 11:59 PM PT online at www.proxydocs.com/PCOR.

SEE REVERSE FOR FULL AGENDA

PROCORE TECHNOLOGIES, INC.

2023 Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, AND 3

ONE YEAR FOR PROPOSAL 4

PROPOSAL

1.	To elect three Class II directors to hold office until the Company's 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified.

NOMINEES:

1.01 Craig F. Courtemanche, Jr.

1.02 Kathryn A. Bueker

1.03 Nanci E. Caldwell

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

4.	To approve, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.

NOTE: To conduct any other business properly brought before the Annual Meeting.